Acquisitions	12 Months Ended
Dec. 31, 2018
Acquisitions
Acquisitions

25. Acquisitions

Transaction with Zenith Group Holdings Co., Limited (“Zenith”)

In September 2018, the Group entered into an agreement to increase its shareholding to acquire the majority equity interests in Zenith, the owner of a series of famous virtual singers, such as Luo Tianyi. Prior to this transaction, the Group owned 7.4% of equity interest in Zenith, which was accounted for as long-term investments using alternative measure method. The total consideration was RMB296.8 million in cash. Following the completion of this transaction in September 2018, the Group held approximately 71.9% of equity interests in Zenith and Zenith became a consolidated subsidiary of the Group. As of December 31, 2018, the amount of unpaid cash consideration of this transaction was RMB121.7 million.

The Group made estimates and judgments in determining the fair value of the assets acquired and liabilities assumed with the assistance from an independent valuation firm. The purchase price allocation as the date of the acquisition is as follows:

		Amortization
	Amount	Period
	RMB in thousands
Net assets acquired	30,252
Intangible assets	—
—Tradename	54,974	8 years
—Non-compete clause	2,230	3 years
Noncontrolling interests	(121,154)
Goodwill	360,039
Total	326,341

Total purchase price comprised of:	Amount
RMB in thousands
Cash consideration	296,796
Fair value of previously held equity interests	29,545
Total	326,341

A gain of RMB5.8 million in relation to the revaluation of the previously held equity interests in Zenith was recorded in “Investment income, net” in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2018. The fair value of the previously held equity interests was estimated based on the purchase price per share as of the acquisition date.

Goodwill arising from this acquisition was attributable to the synergies between virtual idols and the Group’s multiple business streams, including live-broadcasting, advertising, games, virtual idol related derivative products and offline performance events. The goodwill recognized was not expected to be deductible for income tax purpose.

Other acquisitions

For the years end December 31, 2016, 2017 and 2018, the Group completed several other acquisitions, to complement its existing businesses and achieve synergies. The acquired entities individually and in aggregate were in significant. The Group’s other acquisitions are summarized in the following table:

	For the Year Ended December 31,
	2016	2017	2018	Amortization
	RMB in thousands			Period

Net (liabilities) assumed/assets acquired	(3,596)	—	62,800
Intangible assets
—Tradename	4,921	—	104,000	5 to 10 years
—User base	—	—	21,500	3 years
—Copyrights	—	—	23,500	9 months to 3 years
—Technology	—	—	9,000	6 to 8 months
—Others	6,710	—	—	1 to 2 years
Noncontrolling interests	—	—	(107,505)
Goodwill	50,967	—	530,482
Total	59,002	—	643,777
Total purchase price comprised of :
Cash consideration	40,801	—	391,071
Fair value of previously held equity interests	—	—	252,706
Fair value of the share options granted	18,201	—	—
Total	59,002	—	643,777

In relation to the revaluation of previously held equity interests, the Group recognized a gain of nil,  nil and RMB138.6 million in the consolidated statements of operations and comprehensive loss for the years ended December 31, 2016, 2017 and 2018, respectively, for the other acquisitions that constitute business combinations. As of December 31, 2018, the amount of unpaid cash consideration for other acquisitions was RMB351.5 million.

Pro forma results of operations for all the acquisitions have not been presented because they were not material to the consolidated statements of operations and comprehensive loss for the years ended December 31, 2016, 2017 and 2018, either individually or in aggregate.